UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 31, 2005

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposal of Assets.

On August 31, 2005, School Specialty, Inc. (“School Specialty”) completed its previously announced acquisition of all of the membership interests of Delta Education, LLC (“Delta”) from Wicks Learning Group, LLC (“Wicks”), previously the sole owner of all of the membership interests of Delta and an affiliate of the Wicks Group of Companies L.L.C., a New York-based private equity firm, pursuant to an Acquisition Agreement, dated as of August 19, 2005 (the “Acquisition Agreement”), between School Specialty and Wicks.  The purchase price of approximately $273 million was paid in cash and was financed with a combination of borrowings under School Specialty’s Amended and Restated Credit Agreement dated as of April 11, 2003, as amended, and a new Term Loan Credit Agreement dated as of August 31, 2005, as described below in Item 2.03.

Under the terms of the Acquisition Agreement, Wicks has agreed to indemnify School Specialty for certain liabilities relating to Delta.  Wicks’ indemnification obligation is limited to amounts held in escrow, the balance of which was $15 million as of August 31, 2005, and is subject to early release conditions during the three year period following the closing of the transaction contemplated by the Acquisition Agreement.  In addition, under the terms of the Back-Up Indemnification Agreement, dated as of August 19, 2005, among Wicks Communications & Media Partners, L.P., Wicks Parallel (Limited) Partnership I, L.P., Gary Facente 2005 Irrevocable Trust, David Cruise, Steven Korte and School Specialty (the “Indemnity Agreement”), certain of the members of Wicks have agreed to provide up to an additional $10 million in indemnification to School Specialty for such liabilities in the event the amounts in escrow are exhausted (which additional amount is also subject to certain early release conditions during the three year period following such closing).

Prior to the acquisition, neither Wicks, Delta nor any of their affiliates had a material relationship with School Specialty, its subsidiaries or its affiliates, officers, directors or any associate of any of its officers or directors.

The foregoing description of the Acquisition Agreement and the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement and the Indemnity Agreement, copies of which were attached as Exhibits 10.1 and 10.2, respectively, to School Specialty’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2005 (the “August 22nd Form 8-K”), which is incorporated herein by reference.

A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of all of the membership interests of Delta pursuant to the Acquisition Agreement as described above in Item 2.01, on August 31, 2005, School Specialty executed (i) the Fourth Amendment to the Amended and Restated Credit Agreement dated as of April 11, 2003 by and among School Specialty, Inc., the Subsidiaries of School Specialty, Inc. identified as Guarantors thereto, the Lenders identified on the signature page thereto and Bank of America, N.A. (the “Amended and Restated Credit Agreement”); (ii) the Amended and Restated Pledge Agreement by and among the parties identified as the Pledgors on the signature pages thereto and such other parties as may become Pledgors thereunder after the date thereof and Bank of America, N.A. (the “Amended and Restated Pledge Agreement”); (iii) the Amended and Restated Security Agreement by and among the parties identified as Grantors on the signature pages thereto and such other parties as may become Grantors thereunder after the date thereof and Bank of America, N.A. (the “Amended and Restated Security Agreement”); and (iv) the Term Loan Credit Agreement among School Specialty, Inc., the Subsidiaries of School Specialty, Inc. as the Guarantors, Bank of America, N.A. and the other lenders party thereto (the “Term Loan Agreement”), each in the form described in Item 2.03 of the August 22nd Form 8-K and included as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Form 8-K, all of which are incorporated herein by reference.

Item 8.01.

Other Events.

On September 1, 2005, School Specialty issued a press release announcing (i) the completion of its acquisition of all of the membership interests of Delta pursuant to the Acquisition Agreement as described above in Item 2.01 and (ii) that it has received an Advance Ruling Certificate from the Assistant Deputy Commissioner of Competition, Mergers Branch, of the Government of Canada, indicating that the waiting period relating to the previously announced definitive merger agreement that provides for the acquisition of School Specialty by an affiliate of Bain Capital Partners, LLC for $49.00 per share in cash, has been terminated.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

The financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K are incorporated by reference to the August 22nd Form 8-K.

Exhibit No.	Description

2.1	The Acquisition Agreement (incorporated by reference to Exhibit 10.1 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.1	Form of the Amended and Restated Credit Agreement (incorporated by reference to Exhibit 4.1 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.2	Form of the Amended and Restated Pledge Agreement (incorporated by reference to Exhibit 4.2 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.3	Form of the Amended and Restated Security Agreement (incorporated by reference to Exhibit 4.3 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.4	Form of the Term Loan Agreement (incorporated by reference to Exhibit 4.4 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

99.1	Press Release dated September 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: September 1, 2005	By: /s/ Mary M. Kabacinski
Mary M. Kabacinski Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	The Acquisition Agreement (incorporated by reference to Exhibit 10.1 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.1	Form of the Amended and Restated Credit Agreement (incorporated by reference to Exhibit 4.1 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.2	Form of the Amended and Restated Pledge Agreement (incorporated by reference to Exhibit 4.2 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.3	Form of the Amended and Restated Security Agreement (incorporated by reference to Exhibit 4.3 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

4.4	Form of the Term Loan Agreement (incorporated by reference to Exhibit 4.4 to School Specialty’s Current Report on Form 8-K filed with the SEC on August 22, 2005)

99.1	Press Release dated September 1, 2005